EXHIBIT 99.1


                                 FIRST AMENDMENT
                                       TO
                        SEPARATION AND RELEASE AGREEMENT


     THIS FIRST AMENDMENT TO SEPARATION AND RELEASE AGREEMENT (this "Amendment") is made and entered into as of March 16, 2006, between PRG-Schultz USA, Inc., a Georgia corporation (the "Company"), and John M. Cook, a resident of the State of Georgia ("Executive").

     WHEREAS, the Company and Executive entered into a Separation and Release Agreement dated as of August 2, 2005 (the "Separation Agreement") setting forth, inter alia, the terms under which Executive separated from the Company.

     WHEREAS, as a condition precedent to the Company's restructuring of its bondholder debt and its bank debt, the Company is obligated to secure the Amendment of Executive's Separation Agreement as hereinbelow provided (without which Amendment the same corporate restructuring will not proceed).

     WHEREAS, each of the Company and Executive desire to amend the Separation Agreement as hereinafter provided.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Amendment. Section 5(b)(II)(A) is hereby amended by deleting Section 5(b)(II)(A) in its entirety and by substituting in lieu thereof the following:

          "(A) in monthly installments, commencing April 1, 2006, the following payments:

                    Payment No.              Amount Per Payment

                        1                       $275,620.96

                      2-58                       $91,873.72

                      Total                   $5,512,423.00
                                               =============

The Company shall pay all applicable payroll taxes and national health insurance taxes accruing with respect to the payments under this Section."

     2. Fees and Expenses. On April 1, 2006, the Company shall pay the fixed sum of $150,000 to CT Investments, LLC to defray the fees and expenses of Executive's legal counsel and financial advisor incurred in connection with the multiple months of negotiations leading up to and including this Amendment; provided, however, that the aggregate amount of fees and expenses payable pursuant to this Section 2 and pursuant to Section 2 of that certain Amendment to Separation and Release Agreement, dated as of March 16, 2006, between the Company and John M. Toma shall be collectively fixed at $150,000.

     3. Certain Definitions. Capitalized terms used without definition in this Amendment have the meanings set forth in the Separation Agreement (as amended hereby).


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     4.  Counterparts.   This  Amendment  may  be  executed  in  any  number  of
counterparts, each of which will be deemed to be an original, but all of which will constitute one and the same instrument, and the signature of any party to any counterpart shall be deemed a signature to, and maybe appended to, any other counterpart.

     5. Effect; Governing Law. Except as specifically amended by this Amendment, the Separation Agreement shall remain in full force and effect. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their successors and permitted assigns. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia (without regard to the conflicts-of-law principles thereof).

                                    * * * * *




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     IN WITNESS  WHEREOF,  the parties hereto have executed this Amendment as of the day and year first above written.

                                       PRG-SCHULTZ USA, INC.


                                       By:  /s/ James B. McCurry
                                           -------------------------------------
                                       Name:  James B. McCurry
                                           -------------------------------------
                                       Title: President and Chief Executive
                                              Officer
                                           -------------------------------------



                                       EXECUTIVE:

                                        /s/ John M. Cook
                                       -------------------------------------
                                       John M. Cook